ADVANCED SERIES TRUST
AST MULTI-SECTOR FIXED INCOME PORTFOLIO
SUMMARY PROSPECTUS • May 1, 2024

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can ﬁnd the Portfolio's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Portfolio online at www.prudential.com/variableinsuranceportfolios. You can also get this information at no cost by calling 1-800-346-3778 or by sending an e-mail to: service@prudential.com. The Portfolio’s Prospectus and SAI, both dated May 1, 2024, as supplemented and amended from time to time, and the Portfolio’s most recent shareholder report, dated December 31, 2023 are all hereby incorporated by reference into (legally made a part of) this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return, consistent with the preservation of capital. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.48%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.01%
=Total Annual Portfolio Operating Expenses	0.74%
-Fee Waiver and/or Expense Reimbursement	(0.02)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.72%
(1) The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's net operating expenses do not exceed 0.7195% of the Portfolio's average daily net assets through June 30, 2025. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Multi-Sector Fixed Income Portfolio	$74	$235	$410	$917
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year, the Portfolio's portfolio turnover rate was 11% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.
The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio’s multi-sector investments may include: (i) investment grade debt obligations of US and foreign corporate issuers; (ii) privately-issued mortgage-related and asset-backed securities; (iii) certain debt obligations issued or guaranteed by the US Government and government-related entities, including
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mortgage-related securities; (iv) US Government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. At times, the Portfolio may focus its investments in certain sectors.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by corporate and government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.
Although the Portfolio may invest in instruments of any duration or maturity, the Portfolio normally seeks to maintain a weighted average portfolio duration within +/- one year of its custom blended secondary benchmark index (Bloomberg US Long Corporate Index (65%) and Bloomberg US Intermediate Corporate Index (35%), which has a cap of 7.5% on investments in the financials sector).  As of December 31, 2023, the duration of the custom blended secondary benchmark index was approximately 10.0 years.
The Portfolio may invest up to 10% of investable assets in instruments that are rated below investment grade or, if unrated, are considered by the Portfolio’s subadviser to be of comparable quality to instruments rated below investment grade. The Portfolio may invest up to 15% of total assets in instruments in the financials sector. The Portfolio may invest up to 30% of total assets in US currency-denominated and foreign currency-denominated fixed income instruments issued by foreign issuers, including those issued by issuers in emerging markets. The Portfolio may invest in derivative instruments, including futures, forwards, options, and swaps, to try to enhance return or to reduce investment risks.
In determining which securities to buy and sell, the Portfolio’s subadviser will consider, among other things, the financial history and condition, earnings trends, analysts’ recommendations, and the prospects and the management of an issuer. The Portfolio’s subadviser generally employs fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to assess an issuer’s prospects and to determine whether its securities are undervalued or overvalued.
In managing the Portfolio’s assets, the subadviser, PGIM Fixed Income, uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy, and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors, such as expected total return, yield, spread, and potential for price appreciation, as well as credit quality, maturity, and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
The Portfolio is the sole investment option for certain Contracts issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (collectively, the Participating Insurance Companies) known as the Prudential Defined Income Variable Annuity. Contract owners will have their account value allocated to the Portfolio. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
High Yield Risk. Investments in fixed income instruments rated below investment grade and unrated instruments of similar credit quality (i.e., “high yield securities” or “junk bonds”) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative’s value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities primarily are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s or obligor’s ability to make payments of principal and/or interest. The lower the credit quality of a bond, the more sensitive it is to credit risk, and the credit quality of an investment can deteriorate rapidly.
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Portfolio’s investments, including the risk that the currencies in which the Portfolio’s investments are traded or in which the Portfolio receives income will decline in value relative to the US dollar. The overall impact on a Portfolio’s holdings can be significant, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the US dollar and whether currency positions are hedged. Further, since exchange rate movements are volatile, a Portfolio’s attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political, and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the manager or a Portfolio's subadviser(s) to evaluate local companies or their potential impact on a Portfolio's performance. Characteristics of emerging market economies can include heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less liquid markets. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility, and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions including, but not limited to, Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures, and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk. From time to time, the Portfolio may purchase or hold equity or equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower. These include common stock, preferred stock or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants. The value of a particular equity or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition, changes in interest rates, or heightened levels of inflation. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio invests in the securities of a small number of issuers and has greater exposure to adverse developments affecting those issuers and a resulting decline in the market price of those issuers’ securities as compared to a portfolio that invests in the securities of a larger number of issuers.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because of recent increases in interest rates in the US and globally. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Interest rates may continue to increase, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC), and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.

Selection Risk. The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results and the Portfolio may underperform the market, the relevant indices, or other funds with similar investment objectives and strategies as a result of such investment decisions.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or a downgrade in the credit quality rating of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio and an additional index that represents the market sectors in which the Portfolio primarily invests. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Bloomberg US Long Corporate Index (65%) and Bloomberg US Intermediate Corporate Index (35%), which includes a cap of 7.5% on investments in the financials sector. PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the custom blended index.
Note: Effective May 1, 2024, the Portfolio's broad-based performance index changed to the Bloomberg US Aggregate Bond Index. The Bloomberg US Aggregate Bond Index is an appropriate broad-based securities market index that represents the overall market applicable to the Portfolio. The Portfolio will retain the custom blended index, which consists of the Bloomberg US Long Corporate Index (65%) and Bloomberg US Intermediate Corporate Index (35%), which includes a cap of 7.5% on investments in the financials sector, as its additional benchmark for performance comparison.

Best Quarter:		Worst Quarter:
11.49%	2nd Quarter 2020	-10.11%	2nd Quarter 2022

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years
Portfolio	9.80%	2.90%	3.35%
Index
Custom Blended Index (reflects no deduction for fees, expenses or taxes)	9.76%	2.86%	3.49%
Broad-Based Securities Market Index: Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Bloomberg US Long Corporate Index (former)(reflects no deduction for fees, expenses or taxes)	10.93%	2.86%	3.91%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC / AST Investment Services, Inc.	PGIM Fixed Income*; PGIM Limited	Alyssa Davis	Principal and Portfolio Manager	June 2018
		Lee Friedman, CFA	Principal and Portfolio Manager	June 2018
		Paul Zetterstrom, CFA	Vice President and Portfolio Manager	August 2019
		Rajat Shah, CFA	Portfolio Manager	April 2024
*PGIM Fixed Income is a business unit of PGIM, Inc.

TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state, local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

Notes

By Mail:	The Prudential Series Fund, 655 Broad Street, Newark, NJ 07102
By Telephone:	1-800-346-3778
On the Internet:	www.prudential.com/variableinsuranceportfolios
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